Exhibit 10.1

Transfer of “Right to Invest” and Project Cooperation Agreement

[English Translation]

PARTY A: FORLINK SOFTWARE CORPORATION, INC (FRLK)
PARTY B: STATELINK INTERNATIONAL GROUP, LTD

PARTY A: FORLINK SOFTWARE CORPORATION, INC (FRLK)
PARTY B: STATELINK INTERNATIONAL GROUP, LTD
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PARTY A and PARTY B, equal parties in a friendly negotiation, have reached the following agreements regarding the transfer of “Right to Invest” and “Project” Cooperation.

1)	The term “Right to Invest” refers to: Right to invest 20,000,000 RMB in GUANGXI CAEXPO INTERNATIONAL TRADE & LOGISTICS CO., LTD in exchange for its 22.73% equity interests.

2)	The term “Project” refers to: A contract to build “Electronic Trade and Logistics Information platform and Call Center.”

3)
PARTY B has legitimate “Right to Invest” and the party who has the “Right to Invest” will be considered as preferred “Project” bidder by GUANGXI CAEXPO INTERNATIONAL TRADE & LOGISTICS CO., LTD. PARTY B has agreed to transfer the “Right to Invest” to PARTY A. PARTY B will assist PARTY A in all necessary legal and administrative procedures associated with the transfer.

4)	PARTY B will do its best to help PARTY A to win the “Project” and obtain the contract payment.

5)
One week after PARTY A completes the registration of 22.73% equity interests of GUANGXI CAEXPO INTERNATIONAL TRADE & LOGISTICS CO., LTD, PARTY A will start the process to issue PARTY B 13,000,000 common shares of PARTY A as payment for the “Right to Invest”. In addition, a designated person from PARTY B will be named as a member of the Board of PARTY A after the “Project” is awarded to PARTY A.

•	PARTY B must not sell or transfer the shares issued by PARTY A before PARTY A win the project.
•
If PARTY A can not win the project within three month after signing this agreement, PARTY A has right to buy back the shares issued to Party B for 1 U.S dollar; PARTY B has right to buy back “Right to Invest” for 1 U.S dollar. Both parties have responsibility to assist each other complete necessary legal and administrative procedures.

6)	After receiving a partial contract payment, PARTY A will pay PARTY B a marketing consulting fee; PARTY B will need to provide PARTY A with official receipt.

7)	This agreement has two copies, each party holds one.

PARTY A (Signature):	PARTY B Signature):
/s/ He Yi	/s/ Sun Zhenying
Date: 10/3/06	Date: 10/3/06